                       Securities and Exchange Commission
                             Washington, D.C. 20549

                            Schedule 14A Information

                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934


Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|


Check the appropriate box:
|_|  Preliminary Proxy Statement
|_|  Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))
|X|  Definitive Proxy Statement
|_|  Definitive Additional Materials
|_|  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12


                      The Home-Stake Oil & Gas Company
                (Name of Registrant as Specified In Its Charter)


Payment of Filing Fee (Check the Appropriate box):
|X|  No fee required.
|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which
          transaction applies:..............................................N/A
     2)   Aggregate number of securities to which
          transaction applies:..............................................N/A
     3)   Per unit price or other underlying value of
          transaction computed pursuant to Exchange
          Act Rule 0-11 (Set forth the amount on which
          the filing fee is calculated and state how
          it was determined):...............................................N/A
     4)   Proposed maximum aggregate value of transaction:..................N/A
     5)   Total fee paid:...................................................N/A
|_|  Fee paid previously with preliminary materials.
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registrant statement number, or the form or schedule and the date of its filing.

     1)   Amount previously paid:...........................................N/A
     2)   Form, Schedule or Registration Statement No.......................N/A
     3)   Filing party:.....................................................N/A
     4)   Date filed:.......................................................N/A

                                 THE HOME-STAKE

                                OIL & GAS COMPANY


                                    Notice of

                                      1997

                                 Annual Meeting

                               and Proxy Statement


                             YOUR VOTE IS IMPORTANT!

                   PLEASE PROMPTLY MARK, SIGN, DATE AND RETURN
                      YOUR PROXY IN THE ENCLOSED ENVELOPE.

                                Table of Contents



                                                                           Page

Notice of Annual Meeting..............................................        1
Proxy Statement.......................................................        2
     Introduction.....................................................        2
     Matters to be Considered and Vote Required.......................        2
     Revocability of Proxy............................................        2
     Specifications by a Stockholder..................................        2
     Election of Directors............................................        2
         Nominees.....................................................        3
         Continuing Directors.........................................        3
     Principal Stockholders and Security Ownership
          of Management ..............................................        4
     Principal Stockholders and Security Ownership of HSRC ...........        5
Executive Officers of the Company.....................................        6
Executive Compensation................................................        7
Certain Relationships and Related Transactions........................        8
Information Concerning the Board of Directors and
     Committees Thereof...............................................        9
Section 16(a) Beneficial Ownership Reporting Compliance...............        9
Voting Securities.....................................................        9
Independent Auditors..................................................       10
Submission of Stockholder Proposals...................................       10
Proxy Solicitation....................................................       10
Financial Statements..................................................       10
Other Matters.........................................................       10

                        THE HOME-STAKE OIL & GAS COMPANY
                         15 East 5th Street, Suite 2800
                              Tulsa, Oklahoma 74103
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             To Be Held May 19, 1997


To the Stockholders of The Home-Stake Oil & Gas Company:

     The Annual Meeting of the Stockholders of The Home-Stake Oil & Gas Company, an Oklahoma corporation (the "Company"), will be held in the offices of the Company at 15 East 5th Street, Suite 2800, Tulsa, Oklahoma on Monday, May 19, 1997 at 9:00 a.m. for the following purposes:

     (1) The election of two Directors to serve for the ensuing three-year term ending in 2000 or until their respective successors are duly elected and qualified; and

     (2) To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

     Only stockholders of record at the close of business on April 11, 1997, are entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof.

     All stockholders are cordially invited to attend the meeting in person. Whether or not you expect to attend, WE URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE AS PROMPTLY AS POSSIBLE. If you attend the meeting, you may revoke your proxy and vote your shares in person.

     If your shares are held of record by a broker, bank or other nominee and you wish to attend the meeting, you should obtain a letter from the broker, bank or other nominee confirming your beneficial ownership of the shares and bring it to the meeting. In order to vote your shares which are held of record by another person at the meeting, you must obtain from the record holder a proxy issued in your name.

                                           By Order of the Board of Directors,
                                           Chris K. Corcoran
                                           Secretary

Tulsa, Oklahoma
April 18, 1997

                        THE HOME-STAKE OIL & GAS COMPANY
                           15 East 5th St., Suite 2800
                              Tulsa, Oklahoma 74103
                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                             To Be Held May 19, 1997

                                  INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of Management and the Board of Directors of The Home-Stake Oil & Gas Company, an Oklahoma corporation (the "Company"), for use at the Annual Meeting of the Stockholders of the Company to be held in the offices of the Company at 15 East 5th Street, Suite 2800, Tulsa, Oklahoma on Monday, May 19, 1997, commencing at 9:00 o'clock a.m., and at any and all adjournments or postponements thereof. This Proxy Statement is first being mailed to stockholders on or about April 18, 1997.

                   MATTERS TO BE CONSIDERED AND VOTE REQUIRED

     Management and the Board of Directors intend to present for consideration at the Annual Meeting the following matters:

     (1) The election of two Directors to serve for the ensuing three-year term ending in 2000 or until their successors are duly elected and qualified; and

     (2) To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

     The presence in person or by proxy of the holders of a majority of the Company's outstanding shares of Common Stock will constitute a quorum. Votes withheld from nominees for directors, abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. The affirmative vote of a plurality of the Common Stock of the Company represented at the meeting (either in person or by proxy) is required to elect Directors. Abstentions from voting will be included for purposes of determining whether the requisite number of affirmative votes are received on any matters submitted to the stockholders for a vote. Therefore, an abstention will have the same effect as a vote against that matter. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter. Accordingly, a broker non-vote will have no effect on the election of Directors. REVOCABILITY OF PROXY

     A stockholder giving a proxy has the power to revoke it at any time prior to its exercise at the Annual Meeting. A proxy may be revoked by delivering to the Secretary of the Company a written revocation of the proxy, by submitting a later dated proxy or by attending the Annual Meeting and electing to vote in person.

                         SPECIFICATIONS BY A STOCKHOLDER

     Properly executed proxies in the accompanying form which are given to the Secretary of the Company before the Annual Meeting and not revoked will be voted in accordance with the directions and specifications contained therein or, if no specifications are made, proxies will be voted FOR each of Management's nominees to the Board of Directors set forth herein, and in the discretion of the proxy holder as to any other business which comes before the meeting.

                              ELECTION OF DIRECTORS

     The Certificate of Incorporation and the By-Laws of the Company currently provide for the election of seven Directors to constitute the Board of Directors and stagger the terms of the Directors into three classes with each Director to serve a term of three years following his election. Each of the Directors of the Company also serves on the Board of Directors of The Home-Stake Royalty Corporation ("HSRC"), an affiliate of the Company. Directors are elected at each Annual Meeting of Stockholders. The two current Directors whose terms expire on the date of the Annual Meeting, Joseph J. McCain, Jr. and Robert C. Simpson, have been nominated by the Board of Directors to continue to serve as members of the Board. L. W. Allegood, Chris K. Corcoran, Larry F. Grindstaff, Ronald O. Gutman, and I. Wistar Morris, III, whose terms have not yet expired, will continue to serve as Directors. Certain relevant information regarding the two nominees and the continuing Directors is set forth below.

     Each nominee named in the preceding paragraph has consented to serve as a Director. While it is not anticipated that any such nominees will be unable to serve, if any nominee should be unable to act as a Director, the persons named in the accompanying form of proxy may, unless authority to do so is withheld, vote for any additional nominee proposed by the Board of Directors. Unless authority to do so is withheld, the persons named in the accompanying form of proxy will vote the shares represented thereby FOR the following nominees:

                                    NOMINEES:

Name                  Age  Business Experience                       Expiration
                                                                       of Term

Joseph J. McCain, Jr. 55   Mr. McCain was a partner in the law firm     2000
                           of Conner & Winters of Tulsa, Oklahoma from 1974 to 1991, and has been a stockholder in the law firm of Conner &
                           Winters, A Professional Corporation,  of
                           Tulsa, Oklahoma since 1991. Mr. McCain has served as a Director of the Company and of HSRC since 1982.

Robert C. Simpson     55   Mr.  Simpson  serves as the  Chairman of     2000
                           the  Board,   Chief  Executive  Officer,
                           President  and Treasurer of the Company.
                           Mr. Simpson joined the Company in 1976, was elected Vice President in 1977, and served as Executive Vice President from 1980 until his election as President in 1984. He became Chief Executive Officer and Treasurer of the Company on January
                           1, 1990 and Chairman of the Board in 1992. He has served as a Director of the Company and of HSRC since 1975.




     A brief description of the business experience of each continuing director is provided below:

                              CONTINUING DIRECTORS:

Name                 Age   Business Experience                       Expiration
                                                                       of Term

L. W. Allegood        68   Mr. Allegood has served as a Director of     1998
                           the Company since 1990. Mr.  Allegood is
                           President, General Manager, Director and
                           the   principal   shareholder   of  KSLO
                           Broadcasting  Co.,  Inc.  of  Opelousas,
                           Louisiana, a radio broadcasting company.
                           He has been with KSLO  since  1952.  Mr.
                           Allegood has also served as a Director of HSRC since 1990.

Larry F. Grindstaff   53   Mr.  Grindstaff  has served as President     1998
                           of   Grindstaff's,   Inc.   since  1971.
                           Grindstaff's,   Inc.  owns  a  chain  of
                           dry-cleaning  establishments  in  Tulsa,
                           Oklahoma.  He is also  involved  in real
                           estate and equipment  leasing.  He was a
                           Director  of the  Company  and HSRC from
                           February,  1987 until June, 1990 and was
                           re-elected   to  the   Boards   of  both
                           Companies in 1994 to fill a vacated position.

Name                 Age   Business Experience                       Expiration
                                                                       of Term

Chris K. Corcoran     45   Mr.   Corcoran,   a   Certified   Public     1999
                           Accountant, was elected as a Director of
                           the Company in 1992. Mr. Corcoran joined
                           the   Company  in  1981  as  Manager  of
                           Finance.  In  1988 he was  elected  Vice
                           President and Chief Financial Officer and in 1989 he also assumed the duties of Corporate Secretary. In 1993 he was promoted to Executive Vice President.
                           Prior to joining the Company, he was employed as an audit manager for Arthur
                           Young & Company (now Ernst & Young LLP), an independent accounting firm, where he dealt primarily with clients in the oil and gas industry. Mr. Corcoran has also been a Director of HSRC since 1992.

Ronald O. Gutman      58   Mr.  Gutman has served as a Director  of     1999
                           the Company since February  1993.  Prior
                           to his  retirement  in  early  1994,  he
                           served  as  a  Vice   President  in  the
                           Equities  Division of  Goldman,  Sachs &
                           Co., an investment banking firm, in its Chicago, Illinois office. Mr. Gutman has also served as a Director of HSRC since
                           February, 1993.

I. Wistar Morris, III 54   Mr. Morris was elected a Director of the     1999
                           Company in April, 1996 to fill a vacated
                           position.   Since  1986,   he  has  been
                           President   and   Chairman   of   Morris
                           Investment Management Company, a private investment company in West Conshohocken,
                           Pennsylvania. Mr. Morris has also served as a Director of HSRC since April, 1996.

           PRINCIPAL STOCKHOLDERS AND SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth certain information as of April 11, 1997, relating to the beneficial ownership of the Company's common stock, par value $20 per share (the "Common Stock"), by (i) any person known to the Company to own beneficially 5% or more of the outstanding shares of Common Stock, (ii) each Director and nominee for Director of the Company, (iii) each of the executive officers named in the Executive Compensation Table below, and (iv) all current executive officers and Directors of the Company as a group. Except as otherwise indicated, each of the persons named below is believed by the Company to be the direct owner and to possess sole voting and investment power with respect to the shares of Common Stock beneficially owned by such person.


                                             Number              Percentage
Name of Owner or Identity of Group          of Shares             of Shares
----------------------------------          ---------             ---------
L. W. Allegood                                1,859 (1)               2.1
Chris K. Corcoran                                 5 (1)                 *
Larry F. Grindstaff                              18 (1)(2)              *
Ronald O. Gutman                                696 (1)(2)              *
Joseph J. McCain, Jr.                            77 (1)(2)              *
I. Wistar Morris, III                         5,009 (1)(3)            5.6
Robert C. Simpson                             2,581 (1)(4)            2.9
Howard E. Gray                                    2                     *
The Home-Stake Royalty Corporation (5)       30,337                  33.9
Helen G. Trippet (6)                          8,500                   9.5
All executive officers and Directors
     as a group (10 persons)                 40,590 (7)              45.4

---------------------------------------------------------------------------
*  Less than one percent.

(1) Excludes 30,337 shares owned by HSRC which such person shares investment and voting power with respect thereto with the Directors of HSRC.

(2)  Includes 1 share owned by each respective Director's wife.

(3)  Includes 2,909 shares owned by Mr. Morris' wife.

(4) Includes 575 shares owned by Mr. Simpson's wife and 836 shares held by Mr. Simpson's dependent children.

(5) The stockholder's address is 15 East 5th Street, Suite 2800, Tulsa, Oklahoma 74103. The Directors of HSRC each share investment and voting power with respect to the shares beneficially owned by HSRC. See the table below for certain information concerning the principal stockholders and security ownership of management of HSRC.

(6)  The stockholder's address is 4632 South Victor, Tulsa, Oklahoma 74105.

(7) Includes 10,253 shares owned by all executive officers and Directors of the Company as a group and 30,337 shares held of record by HSRC and beneficially owned by the Directors of HSRC, who are also the Directors of the Company as a group.

              Principal Stockholders and Security Ownership of HSRC

     The following table sets forth certain information as of April 11, 1997, relating to the beneficial ownership of HSRC's Common stock, par value $40 per share (the "Common Stock"), by (i) any person known to HSRC to own beneficially 5% or more of the outstanding shares of Common Stock, (ii) each Director and nominee for Director of HSRC, (iii) each of the executive officers named in the Executive Compensation Table in HSRC's Proxy Statement dated April 18, 1997, and
(iv) all current executive officers and Directors of HSRC as a group. Except as otherwise indicated, each of the persons named below is believed by HSRC to be the direct owner and to possess sole voting and investment power with respect to the shares of Common Stock beneficially owned by such person.


                                              Number               Percentage
Name of Owner or Identity of Group          of Shares              of Shares
----------------------------------          ---------              ---------
L. W. Allegood                                  2,267 (1)               3.2
Chris K. Corcoran                                  10 (1)                 *
Larry F. Grindstaff                                37 (1)                 *
Ronald O. Gutman                                1,118 (1)               1.6
Joseph J. McCain, Jr.                              44 (1)                 *
I. Wistar Morris, III                           9,338 (1)(2)           13.4
Robert C. Simpson                               1,696 (1)(3)            2.4
Howard E. Gray                                      2                     *
The Home-Stake Oil & Gas Company (4)           13,456                  19.3
Helen G. Trippet (5)                            5,003                   7.2
All executive officers and Directors
     as a group (10 persons)                   27,989 (6)              40.0

----------------------------------------------------------------------------
* Less than one percent.

(1) Excludes 13,456 shares owned by HSOG which such person shares investment and voting power with respect thereto with the Directors of HSOG.

(2) Includes 2,796 shares owned by Mr. Morris' wife, 3 shares held by or for Mr. Morris' children and 250 shares over which Mr. Morris maintains discretionary authority.

(3) Includes 635 shares owned by Mr. Simpson's wife and 540 shares held by Mr. Simpson's dependent children.

(4) The stockholder's address is 15 East 5th Street, Suite 2800, Tulsa, Oklahoma 74103. The Directors of the Company each share investment and voting power with respect to the shares beneficially owned by the Company. See the previous table reflecting the principal stockholders and security ownership of management of the Company.

(5)  The stockholder's address is 4632 South Victor, Tulsa, Oklahoma 74105.

(6) Includes 14,533 shares owned by all executive officers and Directors of HSRC as a group and 13,456 shares held of record by the Company and beneficially owned by the Directors of the Company, who are also the Directors of HSRC, as a group.


                        EXECUTIVE OFFICERS OF THE COMPANY

     The following table sets forth certain information regarding the executive officers of the Company. Officers are elected annually by the Board of Directors and serve at their discretion.

Name                   Age   Position

Robert C. Simpson      55    Chairman of the Board, Chief Executive Officer,
                             President and Treasurer

Chris K. Corcoran      45    Director, Executive Vice President, Chief Financial
                             Officer and Corporate Secretary

Gary W. Fisher         48    Vice President of Administration and Information
                             Systems

Howard E. Gray         57    Vice President of Operations

Barbara C. Long        41    Vice President, Land

     Mr. Simpson joined the Company in 1976, was elected Vice President in 1977, and served as Executive Vice President from 1980 until his election as President in 1984. He became Chief Executive Officer and Treasurer of the Company on January 1, 1990. He has served as a Director of the Company since 1975 and as Chairman of the Board since 1992. Mr. Simpson received a Bachelor of Mechanical Engineering degree from Cornell University in 1965 and is a Professional Engineer in the states of Georgia and Oklahoma.

     Mr. Corcoran is a certified public accountant and joined the Company in 1981 as Manager of Finance. In 1988 he was elected Vice President and Chief Financial Officer and in 1989 he also assumed the duties of Corporate Secretary. Mr. Corcoran was elected as a Director of the Company in 1992 and he was promoted to Executive Vice President in 1993. Prior to joining the Company, he was employed as an audit manager for Arthur Young & Company (now Ernst & Young
LLP), a national accounting firm, where he dealt primarily with clients in the oil and gas industry. Mr. Corcoran received Bachelors degrees in Accounting and Business Administration from Northeastern State College in 1973.

     Mr. Fisher joined the Company as Manager - Data Processing in 1980 and was elected Vice President of Administration and Information Systems in 1991. Prior to joining the Company, Mr. Fisher was a programmer with a Tulsa consulting firm and had previously worked several years in the banking industry. Mr. Fisher received a Bachelors degree in Business Management from Langston University in 1991.

     Mr. Gray joined the Company in 1990 as Engineering Manager and was promoted to Vice President of Operations in 1994. Prior to joining the Company, he held various drilling, production and reservoir engineering positions with major oil companies. Mr. Gray graduated in 1961 from Central State University in Edmond, Oklahoma with a B.S. Degree in Mathematics and Physics.

     Mrs. Long joined the Company in 1984 as Manager, Land Department. In August 1996, she was elected Vice President, Land. Mrs. Long was previously employed as Landman Supervisor of Energy Leasing Services, Inc. in Fort Smith, Arkansas.

                             EXECUTIVE COMPENSATION

     The Company pays one-half of the aggregate salary of the executive officers of the Company, who also serve as executive officers of HSRC. HSRC pays the other one-half of the aggregate salary paid to each of the executive officers of the Company. The following table sets forth the aggregate amount of all cash compensation paid or accrued by the Company and HSRC during the years ended December 31, 1996, 1995 and 1994 to their CEO and to each of their most highly compensated executive officers whose aggregate compensation from the Company and HSRC during 1996 exceeded $100,000:



                                                                    Other Annual
                                                 Salary     Bonus   Compensation
Name of Individual  Principal Position    Year     ($)        ($)       (1)
------------------  ------------------    ----  --------    ------- ------------
Robert C. Simpson   CEO, President and    1996   163,265     31,552    9,000
                    Treasurer             1995   155,004     46,689    9,000
                                          1994   150,004     39,590    9,000

Chris K. Corcoran   Executive Vice        1996   103,352     18,230    7,834
                    President, Chief      1995    96,344     26,449    7,123
                    Financial Officer     1994    92,400     21,468    7,096
                    and Secretary

Howard E. Gray      Vice President of     1996    96,779     18,910    7,444
                    Operations            1995    85,835     25,867    6,442
                                          1994    77,936     20,570    6,061

--------------------------
(1) Consists of employer contributions to the 401(k) Plan on behalf of the named individuals. Does not include perquisites or other personal benefits provided by the Company and HSRC to any of the foregoing persons during fiscal 1996. The cost to the Company and HSRC of such perquisites or other personal benefits was less than ten percent of the cash compensation reported above for any of the named persons.

Change in Control Severance Plan

     In 1992, the Board of Directors of the Company adopted The Home-Stake Oil & Gas Company Change in Control Severance Plan (the "Severance Plan"). The Severance Plan is designed to provide severance payments in the event that all or substantially all of the assets or stock of the Company are acquired by another party and, if by reason of such acquisition, an eligible employee's employment with the Company terminates and no reasonable alternative employment by the acquiring entity is offered. An "eligible employee" is an employee of the Company who is receiving salary for personal services rendered to the Company or who would be receiving such remuneration except for a leave of absence.

     Under the Severance Plan, an eligible employee will not be entitled to severance pay after a change in control of the Company if the acquiring entity offers him or her a salary greater than or equal to 75% of his or her salary with the Company immediately prior to the change in control (exclusive of benefits) and such offer is either (i) at a location less than 50 miles from the location of his or her employment with the Company or (ii) he or she receives a reasonable transfer allowance.

     Eligible employees who have been employed by the Company for less than 5 years will be entitled to two weeks salary for each year of service as severance pay under the Severance Plan. Eligible employees who have been employed by the Company for five years or more will be entitled to three weeks of salary for each year of service as severance pay. Department managers identified in the Severance Plan will receive, in addition to the severance payment based on the years of service, one year's compensation as part of the severance payment. The minimum payment under the Severance Plan is one month's salary and the maximum payment is the lesser of (i) three years' salary or (ii) $1.00 less than the amount which would result in a significant excise tax under the so-called "excess parachute payment" provisions of the Internal Revenue Code of 1986, as amended.

Employment Contracts

     Robert C. Simpson has an employment agreement to serve as Chief Executive Officer, President and Treasurer of the Company and HSRC. The agreement continues until terminated in accordance with its terms and conditions. Pursuant to the terms of such agreement, Mr. Simpson receives an annual base salary of not less than $140,000 together with other normal and customary executive officer benefits. The Company and HSRC are each responsible for one-half of such annual base salary and benefits. The agreement provides that in the event of termination or constructive termination (due to a material reduction in functions, duties or responsibilities or a decrease in the base salary or in other benefits) of Mr. Simpson's employment for any reason other than his voluntary termination or termination by the Company for due cause, he will be entitled to receive (1) a cash payment equal to his base salary for one year,
(2) a pro rata portion of any bonus due in respect of the calendar year in which the termination or constructive termination occurs, and (3) an amount equal to the lesser of $12,000 or fifty percent (50%) of his annual bonus due in respect of the calendar year in which the termination or constructive termination occurs. In the event of a constructive termination during or after a change in control of the Company and/or HSRC, Mr. Simpson will also be entitled to receive an additional cash payment equal to his base salary for one year from the date of the constructive termination. None of the other executive officers of the Company has any arrangement or understanding with any person with respect to any future employment by the Company.

Director Compensation

     Each non-employee Director receives a fee of $500 for attending each regular or special meeting of the Board of Directors and $250 for participating in any meeting of the Board held by telephone conference. The Board of Directors had a total of eight meetings (five by telephone conference) in 1996. Further, each Director was reimbursed by the Company for his expenses incurred in connection with his service on the Board of Directors and any Committee thereof.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Company is under common management with HSRC, with which it frequently participates jointly in the acquisition of mineral and leasehold interests and in exploration and development activities. Each Company generally owns an equal interest in the oil and gas properties in which they jointly participate, however such interests may vary. Only HSRC, however, serves as operator on properties that are not operated by outside parties. In accordance with oil and gas industry practice, the oil and gas ventures in which both companies participate are considered to be joint, but separate. For those properties operated by outside parties, each Company is generally billed separately for their share of operating and drilling costs and separately reimburse the operator for those costs. For properties operated by HSRC, the Company is billed for such costs monthly.

     Payroll costs for personnel are paid by HSRC and the Company reimburses HSRC for its one-half share of such costs. For substantially all other general and administrative costs, each Company separately pays for its one-half share.

     For two years ended December 31, HSRC paid or billed the Company the following amounts:

                                                            1996        1995
                                                            ----        ----
Paid:    Oil and gas sales, net of production taxes....   $451,941   $ 231,235

Billed:  Property and equipment........................     82,838     337,076
         Lease operating expenses......................    818,886     693,033
         Payroll costs.................................    494,243     455,331


     All revenues and expenses described above are paid by the respective company in cash on a monthly basis.

                       INFORMATION CONCERNING THE BOARD OF
                        DIRECTORS AND COMMITTEES THEREOF

     The Board of Directors has established four standing committees to assist it in the discharge of its responsibilities: the Executive Committee, the Audit Committee, the Compensation Committee and the Nominating Committee. In addition to the eight Board meetings held in 1996, the Audit Committee held two meetings, the Compensation and Nominating Committees each held one meeting and the Executive Committee did not meet. Each Director attended more than 75% of the aggregate number of meetings of the Board of Directors and the Committees on which he served. These four committees are as described below:

     The primary function of the Executive Committee is to act in the absence of the full Board on any corporate matter, except those involving dividends, changes to the By-Laws or the Certificate of Incorporation, or matters within the authority of other committees, and to implement the policy decisions of the Board. The Executive Committee currently consists of Robert C. Simpson (Chairman), Ronald O. Gutman, Chris K. Corcoran, Joseph
     J. McCain, Jr., Larry F. Grindstaff and I. Wistar Morris, III.

     The principal responsibilities of the Audit Committee consist of recommending the selection of independent auditors, reviewing the scope of the audit conducted by such auditors and the audit itself, and reviewing the Company's internal audit activities and matters concerning financial reporting, accounting and audit procedures and policies. The Audit Committee currently consists of Larry F. Grindstaff (Chairman) and L. W. Allegood.

     The primary functions of the Compensation Committee are to review and make recommendations concerning compensation of executive officers and certain other employees. The Compensation Committee currently consists of Ronald O. Gutman (Chairman), L. W. Allegood and Larry F. Grindstaff.

     The primary function of the Nominating Committee is to recommend to the Board of Directors the nominations of Directors. The Nominating Committee currently consists of L. W. Allegood (Chairman) and Ronald O. Gutman. The Nominating Committee will consider qualified nominees recommended by stockholders, although it has not actively solicited recommendations from stockholders for nominees. Stockholder recommendations should be sent to the Secretary of the Company for forwarding to the Nominating Committee.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's Directors and executive officers, and persons who own more than ten percent of the Company's Common Stock, to report their initial ownership of the Company's Common Stock and any subsequent changes in that ownership to the Securities and Exchange Commission ("SEC") and to furnish the Company with a copy of such report. SEC regulations impose specific due dates for such reports, and the Company is required to disclose in this Proxy Statement any failure to file by these dates during or with respect to the Company's last fiscal year.

     To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during or with respect to the fiscal year ended December 31, 1996 or prior years, all Section 16(a) filing requirements applicable to its officers, Directors and more than ten percent stockholders were complied with; except that HSRC filed late a report with respect to the acquisition of shares of Common Stock in 1996 and an initial report of beneficial ownership of Common Stock was filed late by Barbara C. Long.

                                VOTING SECURITIES

     The Company's Common Stock, which has a par value of $20 per share, is currently the only class of authorized capital stock outstanding. The Company is authorized to issue 100,000 shares of Common Stock and 200,000 shares of Preferred Stock, par value $1 per share. A total of 89,509 shares of Common Stock are issued and outstanding and are entitled to vote at the meeting. Each stockholder is entitled to one vote for each share of Common Stock held. Pursuant to the ByLaws of the Company, the Board of Directors has fixed the close of business on April 11, 1997, as the record date for the Annual Meeting. Only stockholders of record at the close of business on that date are entitled to notice of or to vote at the meeting.

                              INDEPENDENT AUDITORS

     The Board of Directors has selected Ernst & Young LLP as the Company's independent auditors. Representatives of Ernst & Young LLP are expected to be present at the stockholders' meeting and will have the opportunity to make a statement if they desire to do so and to respond to appropriate questions.

                       SUBMISSION OF STOCKHOLDER PROPOSALS

     Any stockholder proposal to be presented at the 1998 annual meeting should be directed to Chris K. Corcoran, Secretary of the Company, 15 East 5th St., Suite 2800, Tulsa, Oklahoma 74103, and must be received by the Company on or before December 18, 1997.

                               PROXY SOLICITATION

     This solicitation is made on behalf of the Board of Directors of the Company. The Company will bear the entire cost of preparing and mailing the Notice of Annual Meeting, Proxy Statement and the proxies. Officers and other employees of the Company (who will not receive additional compensation for doing so) may solicit proxies by letter, telephone, telegraph or otherwise.

                              FINANCIAL STATEMENTS

     This Proxy Statement is accompanied or has been preceded by the Company's annual report to stockholders for the year ended December 31, 1996. Stockholders are referred to the annual report for financial information, including audited financial statements, about the activities of the Company, but such report is not incorporated into this Proxy Statement and is not deemed to be part of the proxy soliciting material.

                                  OTHER MATTERS

     Management and the Board of Directors do not intend to present at the Annual Meeting any item of business other than as stated in the Notice of Annual Meeting of Stockholders. If, however, other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares represented thereby in accordance with their best judgment and discretionary authority to do so is included in the proxies.



     REMINDER: PLEASE SIGN, DATE AND RETURN THE ENCLOSED BLUE PROXY TO ASSURE THAT ALL OF YOUR SHARES WILL BE VOTED. THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" EACH OF THE NOMINEES.



                                       By Order of the Board of Directors
                                       Chris K. Corcoran
                                       Secretary
Tulsa, Oklahoma
April 18, 1997

                                      PROXY

                        THE HOME-STAKE OIL & GAS COMPANY

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

     The undersigned hereby appoints Robert C. Simpson and Chris K. Corcoran, or either of them, with full power of substitution, as Proxies of the undersigned, with all powers that the undersigned would possess if personally present to cast all votes that the undersigned would be entitled to vote at the Annual Meeting of Stockholders of The Home-Stake Oil & Gas Company to be held on Monday, May 19, 1997 in the offices of the Company at 15 East 5th Street, Suite 2800, Tulsa, Oklahoma, at 9:00 A.M., and at any and all adjournments or postponements thereof, as indicated below.

     1.   Election of Directors.

          |_| FOR all nominees listed below for the terms shown (except as indicated to the contrary below and subject to the discretion of the proxies as provided herein)

               Name                                        Expiration of Term

               Joseph J. McCain, Jr.                              2000

               Robert C. Simpson                                  2000

          Instructions: To withhold authority for any individual nominee or nominees, write their name(s) here:

          ___________________________________________________________________

          |_|  WITHHOLD AUTHORITY to vote for all the nominees above.

     2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

     This Proxy when properly executed will be voted at the Annual Meeting or any adjournments or postponements thereof as directed herein by the undersigned stockholder. If no specifications are made, this Proxy will be voted FOR the nominees for director. This Proxy is revocable at any time before it is exercised.





                (Continued and to be signed on the reverse side)

                           (Continued from other side)


      PLEASE MARK, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED
       ENVELOPE. NO POSTAGE IS REQUIRED FOR MAILING IN THE UNITED STATES.




                                   Dated: _____________________,1997



                                   _________________________________________
                                                  Signature(s)


                                   _________________________________________
                                                  Signature(s)

                                   IMPORTANT:  Please  date  this  Proxy and
                                   sign  exactly as your name appears to the
                                   left.   If  shares   are  held  by  joint
                                   tenants,  both should sign.  When signing
                                   as  attorney,  executor,   administrator,
                                   trustee or guardian, please give title as
                                   such.  If a  corporation,  please sign in
                                   full corporate name by president or other
                                   authorized  officer.  If  a  partnership,
                                   please  sign  in   partnership   name  by
                                   authorized person.